
NORTHWEST
SAVINGS BANK
"Highest Customer Satisfaction with Retail Banking in the Mid-Atlantic Region"
J.D. Power and Associates
2010 Retail Banking Satisfaction Study℠
NORTHWEST
SAVINGS BANK
Where people make the difference
J.D. POWER
NORTHWEST
SAVINGS BANK
NORTHWEST

NORTHWEST

NORTHWEST BANCSHARES, INC.

NASDAQ: NWBI

Current Market Value: $12.17

As of April 19, 2011

NORTHWEST

Forward-Looking Statements

This presentation contains forward-looking statements, which can be identified by the use of words such as "estimate," "project," "believe," "intend," "anticipate," "plan," "seek," "expect" and words of similar meaning. These forward-looking statements include, but are not limited to:

- statements of our goals, intentions and expectations;
- statements regarding our business plans, prospects, growth and operating strategies;
- statements regarding the asset quality of our loan and investment portfolios; and
- estimates of our risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

- changes in laws or government regulations or policies affecting financial institutions, including changes in regulatory fees and capital requirements;
- general economic conditions, either nationally or in our market areas, that are worse than expected;
- competition among depository and other financial institutions;
- inflation and changes in the interest rate environment that reduce our margins or reduce the fair value of financial instruments;
- adverse changes in the securities markets;
- our ability to enter new markets successfully and capitalize on growth opportunities;
- our ability to successfully integrate acquired entities, if any;
- changes in consumer spending, borrowing and savings habits;
- changes in our organization, compensation and benefit plans;
- our ability to continue to increase and manage our commercial and residential real estate, multi-family, and commercial and industrial loans;
- possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises;
- the level of future deposit premium assessments;
- the impact of the current recession on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities;
- the impact of the current governmental effort to restructure the U.S. financial and regulatory system;
- changes in the financial performance and/or condition of our borrowers; and
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters.

Because of these and other uncertainties, our actual future results may be materially different from the results indicated by these forward-looking statements. Please see "Risk Factors" beginning on page 26 of the prospectus.

Corporate Profile and Overview

- 171 retail banking locations
- 52 consumer finance locations *($117.7 mil in assets, $2.4 mil in net income for year ended 12/31/10)*
- 1,881 full-time equivalent employees
- Total assets of $8.1 billion
- Net loans of $5.5 billion
- Deposits of $5.8 billion
- Total tangible shareholders' equity of $1.1 billion

Footprint



New York
Monroe
Erie
Chautauqua
Cattaraugus
Ohio
Pennsylvania
Erie
Crawford
Warren
McKean
Potter
Tioga
Mercer
Venango
Forest
Elk
Clarion
Jefferson
Clearfield
Centre
Lycoming
Butler
Indiana
Allegheny
Washington
Fayette
Blair
Bedford
Huntingdon
Cumberland
Lancaster
York
Berks
Maryland
Baltimore



Florida

O	Corporate Headquarters
■	Northwest Savings Bank and Northwest Consumer Discount Company
■	Northwest Savings Bank
■	Northwest Consumer Discount Company

	Northwest Savings Bank Locations	Northwest Consumer Discount Company Locations
Pennsylvania	142	52
New York	17	0
Ohio	4	0
Maryland	5	0
Florida	3	0
TOTAL	171	52

Historical Performance

Asset Growth

Northwest has demonstrated the ability to both safely leverage its capital and change its strategic direction when necessary.



Leveraging Strategy
Diversification & Profitability Strategy
$10.0B
$8.0B
$6.0B
$4.0B
$2.0B
$0.0B
$1.6
$1.9
$2.1
$2.6
$3.1
$3.4
$3.9
$4.3
$5.2
$5.8
$6.3
$6.4
$6.5
$6.7
$6.9
$8.0
$8.1
06/30/95
06/30/96
06/30/97
06/30/98
06/30/99
06/30/00
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

Growth of Our Franchise Since IPO

- About 50% of our balance sheet growth was organic, the other 50% was accomplished through mergers and acquisitions.
- Organic Growth
  - 55 De Novo Branch Openings
  - 24 Northwest Consumer Discount offices
- Merger and Acquisition activity:
  - Branch Purchases – 10 acquisitions with 8 different banks from which we acquired 43 offices
  - Whole Bank Acquisitions – 13 acquisitions from which we acquired 32 new offices
  - Northwest Consumer Discount Company – 10 acquisitions from which we added 10 offices
  - We have also acquired an asset management company, a brokerage office and two benefits consulting firms

Business Lines

Direction and Success

NORTHWEST

Business Banking

Northwest's business deposits have grown rapidly in recent years…



BUSINESS DEPOSIT BALANCES
In millions of dollars
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$583.9
$665.9
$691.2
$784.5
$871.4
2006
2007
2008
2009
2010

while the average cost of such deposits has decreased.


COST OF BUSINESS DEPOSITS
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.16%
1.93%
0.81%
0.56%
0.28%
2006
2007
2008
2009
2010

Northwest's commercial loans have grown substantially over the past five years…


COMMERCIAL LOANS
In millions of dollars
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$937.3
$1,274.1
$1,487.4
$1,695.7
$1,886.0
2006
2007
2008
2009
2010

While yields have remained at attractive levels despite the low interest rate environment.



COMMERCIAL LOAN YIELDS VS.
3-YEAR TREASURY AT DECEMBER 31
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
7.28%
4.47%
7.27%
3.07%
6.05%
1.00%
5.82%
1.70%
5.73%
1.02%
2006
2007
2008
2009
2010
Northwest loan yields
3-year Treasury yield

Losses on the loan portfolio have been low compared to industry averages. In recent years, they have increased due to the effects of a prolonged recession.


LOAN LOSSES VS. INDUSTRY AVERAGE LOSSES
as a % of loans
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.12%
0.39%
0.14%
0.59%
0.19%
1.29%
0.51%
2.50%
0.63%
2.59%
2006
2007
2008
2009
2010
Northwest losses
Industry average losses

Benefits Management

Northwest greatly expanded our benefit management line this past year with the addition of Veracity Benefit Designs, a New York corporation. Veracity specializes in the following employee/employer group benefit plans and policies:

- Medical
- Dental
- Vision
- Life
- Accidental death and dismemberment
- Long-term disability
- Travel accident

Business assets under management have increased steadily and remain the fastest growing part of our investment management business.



BUSINESS ASSETS UNDER MANAGEMENT
In millions of dollars
$800
$700
$600
$500
$400
$300
$200
$100
$-
$493
$542
$437
$590
$717
2006
2007
2008
2009
2010

Northwest has expanded the number of clients in recent years…



NUMBER OF BUSINESS CLIENTS
1200
1000
800
600
400
200
0
656
697
736
770
1,119
2006
2007
2008
2009
2010

along with the number of benefit plans administered…


NUMBER OF BENEFIT PLANS ADMINISTERED
1800
1600
1400
1200
1000
800
600
400
200
0
729
778
822
864
1,538
2006
2007
2008
2009
2010

which has driven an increase in fee income from these business lines.



REVENUE FROM BUSINESS SERVICES
In millions of dollars
$8
$7
$6
$5
$4
$3
$2
$1
$-
$3.7
$4.1
$4.0
$4.1
$7.3
2006
2007
2008
2009
2010

NORTHWEST

Personal Banking

Northwest has had great success in recent years in procuring new checking accounts.



OF CHECKING ACCOUNTS
250,000
200,000
150,000
100,000
50,000
-
175,703
186,156
189,424
203,354
213,359
2006
2007
2008
2009
2010

Checking account balances have also increased rapidly in recent years…


CHECKING ACCOUNT BALANCES
In millions of dollars
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$559.7
$592.6
$616.6
$725.6
$779.3
2006
2007
2008
2009
2010

and provided significant growth in checking-related fee income.


CHECKING ACCOUNT FEES
In millions of dollars
$40
$35
$30
$25
$20
$15
$10
$5
$-
$22.6
$24.9
$30.0
$31.5
$34.8
2006
2007
2008
2009
2010

Our progress in changing the mix of deposits has contributed to a significant decrease in cost of deposits.



COST OF DEPOSITS VS.
1-YEAR TREASURY YIELD AT DECEMBER 31
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.26%
5.00%
3.29%
3.34%
2.08%
0.37%
1.58%
0.47%
1.13%
0.29%
2006
2007
2008
2009
2010
Cost of deposits
1-year Treasury yield

Northwest has managed the growth of its mortgage portfolio by selling excess production to FHLMC.


MORTGAGE LOANS OWNED AND SERVICED
In millions of dollars
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$0.0
$2,335.9
$847.6
$2,364.0
$993.8
$2,435.9
$1,097.4
$2,301.6
$1,400.2
$2,371.2
$1,309.9
2006
2007
2008
2009
2010
Mortgage loans owned
Mortgage loans serviced for FHLMC

The mortgage portfolio has provided an attractive and stable yield during a period of low interest rates….


MORTGAGE PORTFOLIO YIELD VS.
10-YEAR TREASURY YIELD AT DECEMBER 31
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.89%
4.71%
5.96%
4.04%
5.96%
2.25%
5.78%
3.85%
5.54%
3.30%
2006
2007
2008
2009
2010
Mortgage yield
10-year Treasury yield

While losses have been minimal...



ANNUAL MORTGAGE LOAN LOSSES
As a % of total mortgages
0.07%
0.06%
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
0.05%
0.04%
0.05%
0.04%
0.06%
2006
2007
2008
2009
2010

Northwest continued to add community banking offices, expanding our reach into new markets and increasing our presence in existing markets.



OF COMMUNITY BANKING OFFICES
200
150
100
50
0
160
166
167
171
171
2006
2007
2008
2009
2010

We have also enhanced customer convenience by adding ATM locations…



OF ATMS OWNED AND OPERATED
300
290
280
270
260
250
263
272
276
280
287
2006
2007
2008
2009
2010

and serving more people than ever through telephone and online banking.



OF BANKLINE CALLS AND ONLINE LOGINS
In millions
12
10
8
6
4
2
0
7.3
8.2
9.2
9.7
10.7
2006
2007
2008
2009
2010

Online banking users have continued to grow.


ONLINE BANKING USERS
As a % of total checking accounts
0.6
0.5
0.4
0.3
0.2
0.1
0
35.3%
39.4%
45.8%
50.8%
56.4%
2006
2007
2008
2009
2010

Electronic transactions have continued to escalate…


ELECTRONIC (ACH) TRANSACTIONS
In millions
20
18
16
14
12
10
8
6
4
2
0
11.6
13.8
15.1
15.9
17.2
2006
2007
2008
2009
2010

while our customers have steadily replaced checks with check card purchases.


CHECKS PROCESSED VS. CARD PURCHASES
In millions
40
35
30
25
20
15
10
5
0
37.0
17.9
35.4
20.6
34.2
23.8
31.1
26.6
29.3
30.4
2006
2007
2008
2009
2010
Checks processed
Check card purchases

Electronic transactions have lowered processing costs while enhancing fee income.



ATM AND DEBIT CARD INCOME
In millions of dollars
$16
$14
$12
$10
$8
$6
$4
$2
$-
$7.2
$9.2
$10.6
$11.8
$14.6
2006
2007
2008
2009
2010

NORTHWEST

Wealth Management

Northwest has achieved significant growth in both personal assets under management and number of clients as we leverage the opportunities to develop such relationships with customers who also use our banking services.


PERSONAL ASSETS UNDER MANAGEMENT
In millions of dollars
$600
$500
$400
$300
$200
$100
$-
$381
$529
$415
$508
$558
2006
2007
2008
2009
2010

NUMBER OF CLIENTS


10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,603
5,482
6,905
7,714
8,607
2006
2007
2008
2009
2010

The increased amount of assets under management continues to provide a source of fee income.


WEALTH MANAGEMENT REVENUE
In millions of dollars
$2.4
$3.3
$4.0
$3.0
$3.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2006
2007
2008
2009
2010

Operating Trends

Financial Condition

	2010	2009	Net Change	% Chg
Assets	$8,148,155,000	$8,025,298,000	$122,857,000	1.5%
Cash and Investments	$2,027,716,000	$2,174,879,000	($147,163,000)	(6.8%)
Loans Receivable	$5,534,005,000	$5,299,465,000	$234,540,000	4.4%
Allowance for Loan Losses	$76,412,000	$70,403,000	$6,009,000	8.5%
REO	$20,780,000	$20,257,000	$523,000	2.6%
Deposit Accounts	$5,764,336,000	$5,624,424,000	$139,912,000	2.5%
Borrowed Funds	$891,293,000	$897,326,000	($6,033,000)	(0.7%)
Shareholders' Equity	$1,307,405,000	$1,316,515,000	($9,065,000)	(0.7%)
Book Value Per Share	$11.85	$11.90	($0.05)	(0.4%)
Shares Repurchased	555,000	---		
Average Repurchase Price	$11.58	---		

Composition of Loan Portfolio

	December 2005	December 2006	December 2007	December 2008	December 2009	December 2010
One-to-four family	59.5%	53.5%	48.9%	47.2%	44.1%	42.9%
Multi-family and Commercial R.E.	12.6%	15.6%	18.3%	20.8%	23.3%	25.1%
Consumer (including home equity)	24.6%	25.7%	25.4%	24.7%	25.6%	23.8%
Commercial Business	3.3%	5.2%	7.4%	7.3%	7.0%	8.2%

December 2005


Commercial Business 3.3%
Consumer & Home Equity 24.6%
Multi-Family & Commercial 12.6%
One-to-Four Family 59.5%

December 2010


Commercial Business 8.2%
Consumer & Home Equity 23.8%
Multi-Family & Commercial 25.1%
One-to-Four Family 42.9%

Loan Growth



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2,877
$3,035
$3,273
$3,818
$4,408
$4,656
$4,450
$4,837
$5,197
$5,299
$5,534
$339
$400
$508
$604
$677
$752
$937
$1,274
$1,487
$1,696
$1,886
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
Commercial Loans
Gross Loans

Composition of Deposits

	December 2005	December 2006	December 2007	December 2008	December 2009	December 2010
Checking	18.3%	18.5%	19.5%	21.8%	22.3%	23.6%
Savings	17.9%	15.1%	13.4%	15.1%	16.4%	18.2%
Money Market	11.4%	11.1%	12.3%	14.3%	14.6%	15.6%
Certificates of Deposit	52.4%	55.3%	54.8%	48.8%	46.7%	42.6%

December 2005


Checking 18.3%
Certificates of Deposit 52.4%
Savings 17.9%
Money Market 11.4%

December 2010


Checking 23.6%
Certificates of Deposit 42.6%
Savings 18.2%
Money Market 15.6%

Deposit Growth



$7.0B
$6.0B
$5.0B
$4.0B
$3.0B
$2.0B
$1.0B
$0.0B
$1.3
$1.5
$1.6
$2.0
$2.5
$2.9
$3.3
$4.0
$4.7
$5.2
$5.2
$5.2
$5.4
$5.5
$5.0
$5.6
$5.8
6/30/95
6/30/96
6/30/97
6/30/98
6/30/99
6/30/00
6/30/01
6/30/02
6/30/03
6/30/04
6/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

Growth Between 2009 and 2010

	Deposits ($000)	Deposit Growth (%)
Non-interest Bearing Demand	$181,270	46.0%
Interest-bearing Demand	$76,137	10.8%
Savings Deposits	$288,948	38.0%
MMDA	$179,314	24.9%
Time Deposits	$456	0.0%
TOTAL	$726,125	14.4%

Core Earnings Comparison

	12/31/2010		12/31/2009		12/31/2008	
	Amount	% of Avg Assets	Amount	% of Avg Assets	Amount	% of Avg Assets
Average Assets	$8,119,851,000		$7,164,560,000		$6,869,549,000	
Net Interest Income	**$257,641,000**	**3.17%**	**$228,657,000**	**3.19%**	**$219,366,000**	**3.19%**
Provision for Loan Losses	($40,486,000)	0.50%	($41,847,000)	0.58%	($22,851,000)	0.33%
Provision in Excess of 20 b.p.	$29,652,530		$31,249,000		$12,416,000	
Adjusted Provision	**($10,833,470)**	**0.13%**	**($10,598,000)**	**0.15%**	**($10,435,000)**	**0.15%**
Noninterest Income	$60,398,000		$53,337,000	0.74%	$38,752,000	0.56%
OTTI Adjustments	$1,541,000		$6,097,000		$16,004,000	
Gain on Sale of Investments	($2,201,000)		($403,000)		($6,037,000)	
Loss on Sale of REO	$2,572,000		$4,054,000		$428,000	
Mortgage Banking Income	($2,196,000)		($7,434,000)		($665,000)	
(Recovery) Impairment of MSRs			($1,840,000)		$2,165,000	
Gain on Bargain Purchase			($3,503,000)		$0	
Adjusted Noninterest Income	**$60,114,000**	**0.74%**	**$50,308,000**	**0.73%**	**$50,647,000**	**0.74%**
Noninterest Expense	($196,508,000)	2.42%	($200,494,000)	2.80%	($170,128,000)	2.48%
FDIC Special Assessment			$3,288,000		$0	
Charitable Foundation Contribution			$13,822,000		$0	
Acquisition Expense	$1,229,000					
Adjusted Noninterest Expense	**($195,279,000)**	**2.40%**	**($183,384,000)**	**2.56%**	**($170,128,000)**	**2.48%**
Net Income Before Taxes	$81,045,000		$39,653,000		$65,139,000	
Income Taxes	($23,522,000)		($7,000,000)		($16,968,000)	
Net Income	$57,523,000	0.71%	$32,653,000	0.46%	$48,171,000	0.70%
Adjusted Net Income Before Tax	$111,642,530		$86,823,000		$89,450,000	
Adjusted Income Tax	($35,761,012)		($27,269,000)		($26,692,000)	
Core Earnings	**$75,881,518**	**0.93%**	**$59,554,000**	**0.83%**	**$62,758,000**	**0.91%**

Asset Quality

Reserve & Charge-Offs History

Northwest's actual losses have historically been much lower than its peer group. Conservative underwriting and a commitment to working with our borrowers, have kept our losses at comparatively low levels during the current economic crisis.

(Dollars in thousands)

Charge-Offs



$50,000
$40,000
$30,000
$20,000
$10,000
$0
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
$5,313 $6,360
$5,781 $8,431
$5,750 $6,860
$9,473 $9,566
$7,617 $8,480
$8,190 $8,743
$11,610 $22,851
$27,816 $41,847
$36,872 $40,486
2002 2003 2004 2005 2006 2007 2008 2009 2010
Chargeoffs
Provision for Loan Losses
Reserves/Net Loans Receivable

Net Charge-Offs as a % of Avg Loans



1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.40% 0.24% 0.16% 0.15% 0.14% 0.22% 0.44% 0.93% 0.73%
0.17% 0.16% 0.13% 0.15% 0.12% 0.14% 0.19% 0.51% 0.63%
2002 2003 2004 2005 2006 2007 2008 2009 2010
NWBI
Peer Median

Delinquent Loans

Delinquent Loans As a % of Total Loans (30 to 90+ days)



4.00%
3.00%
2.00%
1.00%
0.00%
2.2%
0.9%
0.3%
1.0%
2.5%
1.0%
0.3%
1.2%
3.6%
1.9%
0.4%
1.3%
3.5%
2.1%
0.3%
1.1%
3.7%
1.8%
0.6%
1.3%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
30 to 59
60 to 89
90 Days or More

Total Delinquency % by Loan Type (30 to 90+ days)



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.6%
1.4%
4.4%
5.3%
1.9%
1.6%
4.8%
5.4%
2.4%
1.8%
6.7%
10.4%
2.8%
1.9%
5.8%
6.5%
3.2%
2.1%
5.6%
4.8%
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
1-4 Family
Consumer Loans
Commercial R.E.
Commercial

Loan Breakdown By State

- 90% of our loans are located in our core market of Pennsylvania and New York.

	One-to-four family mortgage	%	Consumer and home equity	%	Commercial business and commercial real estate	%	Total	%
Pennsylvania	$ 1,942,824	81.0%	$ 1,170,012	86.6%	$ 1,077,440	60.4%	$4,190,276	75.7%
New York	162,367	6.8%	113,153	8.4%	381,671	21.4%	657,191	11.9%
Ohio	20,111	0.8%	15,222	1.1%	41,834	2.4%	77,167	1.4%
Maryland	194,607	8.1%	35,248	2.6%	155,731	8.7%	385,586	7.0%
Florida	30,908	1.3%	12,487	0.9%	62,673	3.5%	106,068	1.9%
All Other	47,487	2.0%	5,607	0.4%	64,623	3.6%	117,717	2.1%
Total	**$ 2,398,304**	**100.0%**	**$ 1,351,729**	**100.0%**	**$ 1,783,972**	**100.0%**	**$5,534,005**	**100.0%**

Loans 90 Days Past Due

	One-to-four family mortgage	%	Consumer and home equity	%	Commercial business and commercial real estate	%	Total	%
Pennsylvania	$ 17,891	0.9%	$ 9,673	0.8%	$ 33,304	3.1%	$ 60,868	1.5%
New York	1,463	0.9%	523	0.5%	1,940	0.5%	3,926	0.6%
Ohio	134	0.7%	87	0.6%	--	0.0%	221	0.3%
Maryland	4,573	2.3%	1,169	3.3%	6,051	3.9%	11,793	3.1%
Florida	4,768	15.4%	1,326	10.6%	8,145	13.0%	14,239	13.4%
All Other	922	1.9%	50	0.9%	8,402	13.0%	9,374	8.0%
Total	**$ 29,751**	**1.2%**	**$ 12,828**	**0.9%**	**$ 57,842**	**3.2%**	**$ 100,421**	**1.8%**

Dollars in thousands.

Investment Security Portfolio Composition
at December 31, 2010

Description	Amortized Cost	% of Portfolio	Unrealized gain/(loss)
Mortgage-backed Securities and CMOs:			
FHLMC	$328,754,000	25.2%	$7,352,000
FNMA	$347,993,000	26.7%	$7,469,000
GNMA	$219,589,000	16.8%	$4,242,000
SBA	$23,094,000	1.8%	--
Other	$17,851,000	1.4%	($1,143,000)
Agency Bonds:			
FHLB	$24,984,000	1.9%	$463,000
FHLMC	$10,000,000	0.7%	$13,000
Other	$10,015,000	0.8%	($53,000)
Municipal Securities	$294,555,000	22.6%	($10,175,000)
Corporate Trust Preferred Securities	$26,017,000	2.0%	($7,157,000)
Equities	$861,000	0.1%	$85,000
Totals	$1,303,713,000	100%	$1,096,000

Northwest Bancshares, Inc. and Subsidiaries
Investment Portfolio – Continued

	Book Value 12/31/2010	As a % of Book Value
Municipal securities by state:		
Pennsylvania		
School district	$140,162,000	47.58%
General obligation	$59,725,000	20.28%
Revenue bonds	$16,664,000	5.66%
Total Pennsylvania	$216,551,000	73.52%
New York	$33,920,000	11.52%
Ohio	$6,426,000	2.18%
All other states	$37,658,000	12.78%

Stock Performance and Per Share Information

Price Performance Since IPO (11/4/94)

Since its IPO in 1994, Northwest has significantly outperformed the SNL U.S. Bank Index and the S&P 500 Index.

Northwest Bancshares, Inc. - Total Return (%)



NWBI (+840.44%)
S&P 500 (+287.45%)
SNL U.S. Bank (+238.57%)
Total Return (%)
1,000
800
600
400
200
0
-200
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Annual Dividends Paid Per Share (adjusted for splits and exchanges)

In early years, dividend payments were controlled as Northwest was focused on retaining capital and growing its franchise. In recent years, as acquisitions became expensive, Northwest steadily increased its dividends and provided a strong dividend yield.


$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.07
$0.07
$0.24
$0.40
$0.40
06/30/95
06/30/96
06/30/97
06/30/98
06/30/99
06/30/00
06/30/01
06/30/02
06/30/03
06/30/04
06/30/05
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10

* For the six months ended 12/31/05

Northwest's Regulatory Issues

FDIC Compliance Examination

Background

- With $8.1 billion in assets, Northwest's primary federal supervisor for compliance issues is the FDIC
- The new Consumer Financial Protection Bureau (CFPB) will regulate all institutions over $10 billion
- The CFPB will have significant financial resources and is expected to be very active

Conclusion

- FDIC compliance examination commenced in March 2010 and was completed in October 2010
- Criticized various components of Northwest's compliance management program

Consequences

- A "formal enforcement action" is anticipated but has not yet been received.

Northwest's Regulatory Issues

Northwest's Response to the Compliance Examination

- Immediately engaged a compliance consultant to review our compliance management program
- Restructured our senior management team with Compliance and Internal Audit Departments reporting to the CEO
- Expanded the targeted size of our Compliance Department from four to fourteen
- Outsourced our Internal Auditing
- Total annual cost to meet the FDIC's expectations will be approximately $2 million

Strategic Direction

Strategic Direction

Major Goals

- Get out of the “penalty box” with the FDIC
- Maintain a disciplined acquisition strategy with an emphasis on institutions that possess good branch networks and good deposit mixes
  - Preference for institutions within existing footprint or in contiguous markets in PA, NY and OH (approximately 150 institutions)
  - Will look at whole bank, branch divestitures or FDIC assisted deals
  - Most comfortable with institutions with assets of $300 million to $1 billion
- Continue organic growth strategies with a continued emphasis on growing checking accounts and commercial loans
- Move $500 –$700 million of overnight funds to the loan portfolio increasing the yield from .20% to 5.00%
- Decrease the level of nonperforming assets and return annual loan loss provisions to historic averages
- Open de novo offices to fill-in geographic footprint
- Capitalize on Marcellus Shale opportunities



MARCELLUS SHALE MAP
Legend
Marcellus wells as of 4/14/10
Location well
Gas Directional well
Gas Horizontal well
Gas Vertical well
Gas Pipelines
Oil and Gas Directional well
Oil and Gas Vertical well
Oil Horizontal well
Oil Vertical well
State Lands
Federal Lands
Lake Erie
Erie
Pittsburgh
Pennsylvania
Allentown
Philadelphia
Baltimore
Maryland
New Jer
Edison
Newark
Schuyler
Steuben
Allegany
Cattaraugus
Chautauqua
Chemung
Tioga
Broome
Delaware
Sullivan
Ulster
Orange
Sussex
Passaic
Morris
Warren
Hunterdon
Somerset
Middlesex
Mercer
Ashtabula
Geauga
Trumbull
Portage
Mahoning
Columbiana
Carroll
Harrison
Belmont
Jefferson
Monroe
Marshall
Wetzel
Monongalia
Marion
Garrett
Mineral
Hampshire
Grant
Allegany
Washington
Frederick
Carroll
Harford
Cecil
Howard
Montgomery
Loudoun
Clarke
Winchester
Berkeley
Morgan
Kent
Mercer
Lawrence
Butler
Beaver
Clarion
Jefferson
Indiana
Cambria
Westmoreland
Somerset
Fayette
Greene
Bedford
Blair
Fulton
Franklin
Huntingdon
Adams
Cumberland
Perry
Dauphin
Juniata
Snyder
Union
Montour
Northumberland
Columbia
Luzerne
Carbon
Monroe
Lehigh
Northampton
Berks
Bucks
Montgomery
Chester
Lackawanna
Wyoming
Sullivan
Lycoming
Clinton
Cameron
Potter
Susquehanna
Wayne
Pike
NORTHWEST SAVINGS BANK
Where people make the difference.

Recent Awards

Forbes

recognizes

Northwest Bancshares, Inc.

as "America's 23rd strongest bank"

Keefe, Bruyette & Woods
recognizes
Northwest Bancshares, Inc.

as "One of America's 40 Top Performing Banks Over the Past Ten Years"


J.D. Power and Associates
2010 Retail Banking Customer Satisfaction Study
NORTHWEST SAVINGS BANK
HIGHEST IN CUSTOMER SATISFACTION
IN MID-ATLANTIC REGION